Trade Date	CUSIP	Settlement Date	Maturity Date	Next Pay Date	Call Type[1]	Call Style[2]	Rate Type/ Rate Sub-Type[3,4]	Next Call/Amort Date	Coupon Percent	FHLBank Par ($)
1/28/2013	313371NW2	1/30/2013	12/11/2015	6/11/2013	Non-Callable		Fixed Constant		1.375	$100,000,000
1/28/2013	3133822P7	2/19/2013	8/19/2016	8/19/2013	Optional Principal Redemption	Bermudan	Fixed Constant	8/19/2013	0.625	$10,000,000
1/28/2013	3133822P7	2/19/2013	8/19/2016	8/19/2013	Optional Principal Redemption	Bermudan	Fixed Constant	8/19/2013	0.625	$15,000,000
1/28/2013	3133823F8	2/26/2013	2/26/2021	8/26/2013	Optional Principal Redemption	Bermudan	Fixed Constant	8/26/2013	2.000	$15,000,000
1/28/2013	3133823J0	2/21/2013	2/28/2014	5/21/2013	Optional Principal Redemption	Bermudan	Fixed Constant	8/21/2013	0.200	$250,000,000
1/28/2013	3133823X9	2/20/2013	11/20/2017	8/20/2013	Optional Principal Redemption	Bermudan	Fixed Constant	8/20/2013	1.000	$15,000,000
1/28/2013	3133824D2	2/27/2013	2/27/2018	8/27/2013	Optional Principal Redemption	European	Fixed Constant	8/27/2013	1.050	$15,000,000
1/28/2013	3133824F7	2/19/2013	2/19/2016	8/19/2013	Optional Principal Redemption	Bermudan	Fixed Constant	8/19/2013	0.550	$15,000,000
1/29/2013	313371PC4	2/1/2013	12/12/2014	6/12/2013	Non-Callable		Fixed Constant		0.875	$26,000,000
1/29/2013	313378JP7	2/1/2013	9/10/2021	3/10/2013	Non-Callable		Fixed Constant		2.375	$1,000,000
1/29/2013	313380EC7	2/1/2013	9/8/2017	3/8/2013	Non-Callable		Fixed Constant		0.750	$1,000,000
1/29/2013	3133823X9	2/20/2013	11/20/2017	8/20/2013	Optional Principal Redemption	Bermudan	Fixed Constant	8/20/2013	1.000	$10,000,000
1/29/2013	3133824K6	2/28/2013	2/28/2028	8/28/2013	Optional Principal Redemption	Bermudan	Fixed Step Up	8/28/2013	1.000	$15,000,000
1/29/2013	3133824K6	2/28/2013	2/28/2028	8/28/2013	Optional Principal Redemption	Bermudan	Fixed Step Up	8/28/2013	1.000	$15,000,000
1/29/2013	3133824K6	2/28/2013	2/28/2028	8/28/2013	Optional Principal Redemption	Bermudan	Fixed Step Up	8/28/2013	1.000	$25,000,000

1/29/2013	3133824L4	2/22/2013	2/22/2017	8/22/2013	Optional Principal Redemption	Bermudan	Fixed Constant	8/22/2013	0.800	$10,000,000
1/29/2013	3133824L4	2/22/2013	2/22/2017	8/22/2013	Optional Principal Redemption	Bermudan	Fixed Constant	8/22/2013	0.800	$15,000,000
1/29/2013	3133824M2	2/22/2013	8/22/2016	8/22/2013	Optional Principal Redemption	Bermudan	Fixed Constant	8/22/2013	0.650	$15,000,000
1/29/2013	3133824U4	2/14/2013	8/14/2018	8/14/2013	Optional Principal Redemption	European	Fixed Constant	2/14/2014	1.125	$15,000,000
1/29/2013	3133824V2	2/14/2013	2/14/2019	8/14/2013	Optional Principal Redemption	European	Fixed Constant	2/14/2014	1.250	$15,000,000
1/29/2013	3133824W0	2/15/2013	8/15/2018	8/15/2013	Optional Principal Redemption	Bermudan	Fixed Constant	8/15/2013	1.200	$15,000,000
1/29/2013	3133825B5	2/19/2013	2/19/2016	8/19/2013	Optional Principal Redemption	American	Fixed Constant	2/19/2014	0.480	$11,000,000
1/29/2013	3133825C3	2/20/2013	2/20/2018	8/20/2013	Optional Principal Redemption	American	Fixed Constant	8/20/2013	1.080	$15,000,000
1/29/2013	3133825D1	2/22/2013	8/22/2019	8/22/2013	Optional Principal Redemption	Bermudan	Fixed Constant	8/22/2013	1.500	$15,000,000
1/29/2013	3133825L3	2/26/2013	8/26/2016	8/26/2013	Optional Principal Redemption	Bermudan	Fixed Constant	2/26/2014	0.650	$15,000,000

(1) Call/Amortization Type Description:
Optional Principal Redemption Bonds (Callable Bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (Indexed Principal Redemption Bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:
Indicates whether the bond is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
American Bonds are redeemable continuously on and after the first redemption date until maturity.
Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date until maturity.
European Bonds are redeemable on a particular date only.
Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
Multi-European Bonds are redeemable on particular dates only.

(3) Rate Type Description:
Conversion Bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed Bonds generally pay interest at constant fixed rates over the life of the bond, according to the terms of the bond.
Variable Bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:
Constant Bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater Bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.